--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.32
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN GREEN WASTE, INC.


                                           Report Number: 4          Page 1 of 3


                      Debtor.              For the period FROM: March 1, 2001
                                                         TO:    March 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44130 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 4             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days                           $103,167.95
         TOTAL                        $0.00                  $103,167.95
                                      ----------------       -------------------




3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not applicable---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:
                                      --------------------------------------


4.       Tax Liability:
                       Gross Payroll Expense for Period:             $     0.00
                                                                      ----------
                       Gross Sales for Period Subject to Sales Tax   $     0.00
                                                                      ----------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes
    State Payroll and Withholding Taxes
    State Sales and Use Taxes
    Real Property Taxes*****



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------


--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 4             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $2,334.51
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


         The Debtor currently has no business operations or employees. Formerly, the Debtor was in the business of operating a "green waste" (i.e., grass clippings, leaves, tree trimmings, stumps, whole trees, sawdust, discarded lumber, paper products and manure) recycling facility located at the California Institute for Men in Chino pursuant to a contract with Waste Management, Inc. However, as a result of a fire at the processing facility in December 1999, the Debtor was forced to suspend its operations. The state of California has made clear that the Chino recycling facility will never be allowed to reopen.


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000          None          $    250.00      March 2, 2001      $    250.00      1001
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       April  26 , 2001
                   ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                                        INSURANCE COVERAGE


                    AGENT                     COVERAGE       EXPIRATION                     PREMIUM
CARRIER               NAME                     AMOUNT           DATE                      PAID TO DATE


 USBC - Legion      Andreini &                1,000,000        9/23/2001                     3/31/2001
 AWT-State Fund     Company                   1,000,000         6/1/2001                     3/31/2001



 Penn America       Mark Novy                 2,000,000        9/23/2001                     3/31/2001
 Penn America       Mark Novy
 Penn America       Mark Novy


 Penn America       Mark Novy                 1,000,000        9/23/2001                     3/31/2001



 Penn America       Mark Novy                 1,000,000        9/23/2001                     3/31/2001






 Clarendon          Mark Novy           Comp & Collision        3/5/2001                    3/31/2001


 Penn America       Mark Novy                 1,007,497                                     3/31/2001



 Penn America       Mark Novy                 5,000,000        9/23/2001                    3/31/2001
 General Sec.

